Media Contact: John Lovallo Phone: 917-612-8419 Email: jlovallo@levick.com
News Release
FOR IMMEDIATE RELEASE
CAVCO INDUSTRIES APPOINTS SUSAN L. BLOUNT TO BOARD OF DIRECTORS

Former EVP and General Counsel of Prudential Financial Inc. will Bolster the Board's Financial Services, Governance and Insurance Expertise

PHOENIX, AZ, January 8, 2019 – Cavco Industries, Inc. (NASDAQ: CVCO) today announced that its Board of Directors ("Board") appointed Susan L. Blount as an independent director of the Company's Board. Ms. Blount, an experienced financial services executive, retired as Executive Vice President and General Counsel of Prudential Financial, Inc. in 2015, having served as General Counsel since 2005.
Ms. Blount's appointment fills the vacancy on Cavco's Board and brings its current membership to five directors, all of whom are independent. She will be a member of the Company's Corporate Governance and Nominating Committee and the Company's Compensation Committee.
"We are extremely pleased to welcome Susan Blount to our Board," commented William Boor, non-executive Chairman of the Board of Cavco. "Susan's accomplishments speak for themselves. She has significant and very relevant experience in strategy, corporate governance, risk and compliance in both the public and private sectors."
Mr. Boor continued, "Susan's addition reflects our commitment to enhance the Board's capabilities and diversity. We look forward to getting the benefit of her insights, judgment and counsel, and we are confident that Susan will make a meaningful and very positive impact on our Company's future success."
"I am excited to join and begin to work with the Cavco Board as we move into 2019," said Ms. Blount. "Cavco fills an important role in the US housing market and the Company has impressed me with its strong commitment to governance and focus on superior stockholder returns."
"Ms. Blount is an outstanding addition to our Board," added Daniel Urness, President and Acting Chief Executive Officer of Cavco. "Her public company and diverse corporate management experience will offer fresh perspectives and oversight to help our leadership team enhance long-term shareholder value."
Susan L. Blount
From 2005 to 2015, Susan Blount served as General Counsel of Prudential Financial, Inc. (Prudential), a leading provider of insurance, retirement and asset management products and services. In that role, Ms. Blount led the company's global law, compliance, business ethics and external affairs organization. During that time, Ms. Blount was a member of key senior management committees including the Office of the Chairman Group, the Enterprise Risk Committee and the Capital and Financial Controls Committee. Ms. Blount joined Prudential in 1985 as a staff attorney in the company's commercial real estate organization. Before being appointed General Counsel, she held various positions of increasing responsibility, including Chief Investment Counsel, Vice President and Corporate Secretary, and Associate General Counsel and Head of Shareholder Service. Prior to joining Prudential, Ms. Blount was an Associate at Kirkland & Ellis.

In 2017, Ms. Blount was an Advanced Leadership Initiative Fellow at Harvard University. Since 2016, she has taught as an adjunct professor at the University of Texas School of Law. Ms. Blount is active in professional and community service. She currently serves on the University of Texas Law School Foundation, the Executive Committee of the Center for Women in Law and the Nantucket Historical Association. Ms. Blount has also served on the Boards of organizations such as Montclair State University, the Leadership Council for Legal Diversity, the Association of Corporate Counsel and the New Jersey Law and Education Empowerment Project. She has also been a faculty member at Stanford University's annual Directors' College and a participant in Stanford's Institutional Investors Forum.
Ms. Blount graduated from The University of Texas at Austin with a bachelor's degree in history and a juris doctor with honors.
About Cavco Industries, Inc.
Cavco Industries, Inc., headquartered in Phoenix, Arizona, designs and produces factory-built housing products primarily distributed through a network of independent and Company-owned retailers. The Company is one of the largest producers of manufactured homes in the United States, based on reported wholesale shipments, marketed under a variety of brand names including Cavco Homes, Fleetwood Homes, Palm Harbor Homes, Fairmont Homes, Friendship Homes, Chariot Eagle and Lexington Homes.
The Company is also a leading producer of park model RVs, vacation cabins, and systems-built commercial structures, as well as modular homes built primarily under the Nationwide Homes brand. Cavco's mortgage subsidiary, CountryPlace Mortgage, is an approved Fannie Mae and Freddie Mac seller/servicer, a Ginnie Mae mortgage-backed securities issuer that offers conforming mortgages, non-conforming mortgages and home-only loans to purchasers of factory-built homes. Our insurance subsidiary, Standard Casualty, provides property and casualty insurance to owners of manufactured homes.

Forward-Looking Statements
Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the manufactured housing and site-built housing industries; our financial performance and operating results; and the expected effect of certain risks and uncertainties on our business, financial condition and results of operations. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: adverse industry conditions; our ability to successfully integrate past acquisitions and any future acquisition or the ability to attain the anticipated benefits of such acquisitions; the risk that any past or future acquisition may adversely impact our liquidity; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; a constrained consumer financing market; curtailment of available financing for retailers in the manufactured housing industry; our participation in certain wholesale and retail financing programs for the purchase of our products by industry distributors and consumers may expose us to additional risk of credit loss; significant warranty and construction defect claims; our contingent repurchase obligations related to wholesale financing; market forces and housing demand fluctuations; net losses were incurred in certain prior periods and there can be no assurance that we will generate income in the future; a write-off of all or part of our goodwill; the cyclical and seasonal nature of our business; limitations on our ability to raise capital; competition; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; labor shortages; pricing and availability of raw materials; unfavorable zoning ordinances; loss of any of our executive officers; organizational document provisions delaying or making a change in control more difficult; volatility of stock price; general deterioration in economic conditions and continued turmoil in the credit markets; increased costs of healthcare benefits for employees; governmental and regulatory disruption; information technology failures and data security breaches; extensive regulation affecting manufactured housing; potential financial impact on the Company from the subpoena we received from the SEC; the risk of potential litigation or regulatory action arising from the SEC subpoena; potential reputational damage that the Company may suffer as a result of the matters that are the subject of the subpoena from the SEC, as well as the results of the investigation being carried out by the Audit Committee of the Board of Directors; together with all of the other risks described in our filings with the Securities and Exchange Commission. Readers are specifically referred to the Risk Factors described in Item 1A of the 2018 Form 10-K, as may be amended from time to time, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Investors should not place any reliance on any such forward-looking statements.